Supplement dated September 17, 2001 to:
Mosaic Government Money Market and Mosaic Tax-Free Trusts
    Prospectuses and Statements of Additional Information dated February 1, 2001;
Mosaic Equity, Income and Focus Fund Trusts
    Prospectuses and Statements of Additional Information dated May 1, 2001

The Advisor moved to a new headquarters building located at 550 Science Drive, Madison, Wisconsin 53711.